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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           May 19, 1997
                                                     ---------------------------

                            NATIONAL PROCESSING, INC.
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             (Exact name of registrant as specified in its charter)

              Ohio                        1-11905              61-1303983
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    (State or Other Jurisdiction        (Commission           IRS Employer
         of Incorporation)               File Number)      Identification No.)

One Oxmoor Place, 101 Bullitt Lane, Suite 450, Louisville, Kentucky       40222
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code       (502) 326-7000
                                                  ------------------------------

                     1231 Durrett Lane, Louisville, Kentucky
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5  Other Events
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        On May 13, 1997 the Registrant issued a Press Release announcing that shareholders at the annual meeting elected four directors two two-year terms and approved the selection of Ernst & Young LLP as National Processing's independent auditors.

        Subsequent to the annual meeting, National Processing's board of directors elected Robert G. Siefers, a director since 1996, its chairman. Mr. Siefers is executive vice president and chief financial officer of National City Corporation, a Cleveland, Ohio-based financial services company that is National Processing's majority shareholder.

        Reference is made to the News Release, dated May 13, 1997, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7  Financial Statements, Pro Forma Financial Information and Exhibits
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        a) Financial Statements of business acquired:
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           None.

        b) Pro forma financial information:
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           None.

        c) Exhibits:
           --------
           99.1 News Release, dated May 13, 1997 incorporated herein by reference.

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                                  Signatures
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            Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 19, 1997

                                       By:  /s/ David P. Lewis
                                            ----------------------------------
                                            David P. Lewis
                                            Attorney